UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2023

RVL Pharmaceuticals plc

(Exact name of registrant as specified in its charter)

Ireland	001-38709	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Boulevard Bridgewater, NJ	08807
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (908) 809-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	RVLPQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01	Regulation FD Disclosure

RVL Pharmaceuticals plc (the “Company”) plans to hold an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) on December 19, 2023, to (i) consider whether any, and if so what, measures should be taken to deal with the situation which has arisen whereby the Company’s net assets are less than half of the Company’s called-up share capital, and (ii) seek shareholder approval to authorise the Board of Directors of the Company to petition the Irish High Court for an order to wind up the Company. In accordance with Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company has set a deadline for the receipt of any shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) for inclusion in the Company’s proxy materials relating to the Extraordinary General Meeting. In order for a proposal under Rule 14a-8 to be timely, it must be received by the Company’s Secretary at the principal executive offices of the Company by November 15, 2023, which the Company has determined to be a reasonable time before the Company expects to print and send its proxy statement. Such proposals must also comply with the Company’s Articles of Association and the rules of the Securities and Exchange Commission regarding the inclusion of shareholder proposals in proxy materials, and any such proposal may be omitted if not in compliance with applicable requirements. The address of the Company’s principal executive offices is 400 Crossing Boulevard, Bridgewater, New Jersey 08807.

Shareholders wishing to propose matters to be considered at the Extraordinary General Meeting in the manner contemplated by the Company’s Articles of Association must submit timely notice thereof to the Company’s Secretary in order for such matters to be considered at the Extraordinary General Meeting. In accordance with Article 90.3 of the Company’s Articles of Association, to be timely, such notice must be received at the registered office of the Company by November 16, 2023. Such proposals must also comply with all other requirements set forth in the Company’s Articles of Association and applicable laws. The address of the Company’s registered office is 3 Dublin Landings, North Wall Quay, Dublin 1, Ireland.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RVL PHARMACEUTICALS PLC

Dated: November 6, 2023	By:	/s/ Brian Markison
Brian Markison
Chief Executive Officer